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                                                                   Exhibit 10.82

                NOTICE, CONSENT AND ACKNOWLEDGMENT OF ASSIGNMENT

      THIS NOTICE, CONSENT AND ACKNOWLEDGMENT OF ASSIGNMENT is made and entered into as of the 16th day of September, 1996, by and between VIDEOTRONICS, INC., a Nevada corporation, ("Lessor"), SANTA FE HOTEL, INC., a Nevada corporation ("Lessee") and PDS FINANCIAL CORPORATION, a Minnesota corporation ("Assignee").

                             PRELIMINARY RECITALS:

      A. Lessor is leasing to Lessee certain equipment and personal property (the "Equipment") pursuant to a Master Lease Agreement dated September 16, 1996 and Lease Schedule No. 1 thereto, dated of even date therewith, entered into by and between Lessor and Lessee (collectively the "Lease").

      B. The Lessor has assigned to Assignee, all of its right, title and interest in and to all payments due and to become due under the Lease, including but not limited to all payments of Rent, Additional Rent and any and all payments related to the purchase, sale, release or other disposition of the Equipment under the Lease and to the Sale Proceeds as such term is defined in that certain Repossession Agreement dated September 16, 1996 by and between Videotronics and PDS, as well as a security interest in the Equipment.

      NOW THEREFORE, in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor, Lessee, and Assignee agree as follows:

      1.    Notice of Assignment.  Lessor hereby gives notice to Lessee that
            --------------------
            Lessor has assigned the rental payments payable under the Lease, and has granted a security interest in the Equipment leased thereunder, to Assignee. Such assignment of the rental payments is effective with the rental payment due on October 15, 1996, from which time all monthly rental payments owing by Lessee to Lessor under the Lease are to be made directly to PDS at the following address:

                    PDS Financial Corporation
                    6442 City West Parkway, Suite 300
                    Eden Prairie, MN  55346

          This Assignment is irrevocable on the part of the Lessor and may not be amended, withdrawn, rescinded or cancelled without the written consent of Assignee.

     2.   Consent and Acknowledgment.  Lessee acknowledges receipt of notice of,
          --------------------------
          and consent to, such assignment and agrees as follows: (a) Lessee's obligation to pay rent and all other sums under the Lease are absolute and unconditional, and Lessee shall pay to PDS all rent and other sums under the Lease directly to PDS, without abatement, reduction, set-off, counterclaim, recoupment, defense, deferment or interruption for any reason whatever, and said obligations shall continue in all events and shall not be terminated or affected in any regard as a result of any

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          reason, cause or event whatever; (b) the Lease is in full force and effect and a true and correct copy of the Lease is attached hereto as Exhibit "A"; (c) no default exists on the part of Lessee or Lessor in the performance of its obligations under the Lease; (d) the Assignee shall not be chargeable with any obligations or liabilities under the Lease; (e) the Equipment has been delivered to the location set forth in the Lease, found to be in good working order and accepted as the Equipment under the Lease; (f) Lessee will send copies of all notices which are required to be sent to Lessor under the Lease to Assignee; and (g) Lessee will not permit the Lease or any of its provisions to be amended or waived and Lessee will not rely on any consents given by Lessor, without the prior written consent of Assignee.

     3.   Reaffirmation of Lease.  Lessee hereby affirms the Lease and this
          ----------------------
          Notice, Consent and Acknowledgment of Assignment. There have been no prepayments of rent or other payments due under the Lease.

     4.   Assignee's Rights.  This instrument is executed to induce Assignee to
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          advance funds to Lessor, and Assignee shall be entitled to rely on the terms contained herein and to enforce this instrument.

     5.   Successors and Assigns.  This Agreement shall be binding upon and
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          inure to the benefit of each of the parties hereto, and their respective successors and assigns.

Executed as of the date first above-written.


                                 VIDEOTRONICS, INC.,
                                 A NEVADA CORPORATION

                                 By:  /s/ Neil Netley
                                    _______________________________________

                                 Its:   President
                                     ______________________________________


                                 SANTA FE HOTEL, INC.,
                                 A NEVADA CORPORATION

                                 By: /s/ Thomas K. Land
                                    ________________________________________

                                 Its:   Senior Vice President and CFO
                                     _______________________________________


                                 PDS FINANCIAL CORPORATION,
                                 A MINNESOTA CORPORATION

                                 By: /s/ David R. Mylrea
                                    ________________________________________

                                 Its: COO
                                     _______________________________________

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